EXHIBIT 10.03

AMENDMENT NO. 7 TO AMENDED AND

RESTATED CREDIT AND GUARANTY AGREEMENT

AMENDMENT NO. 7 dated as of May 27, 2003 (this “Amendment”) to the Amended and Restated Credit and Guaranty Agreement dated as of August 26, 2002 (as amended and in effect immediately prior to the effectiveness of this Amendment, the “DIP Credit Agreement”), among UCA LLC, CENTURY CABLE HOLDINGS, LLC, CENTURY-TCI CALIFORNIA, L.P., OLYMPUS CABLE HOLDINGS, LLC, PARNASSOS, L.P., FRONTIERVISION OPERATING PARTNERS, L.P., ACC INVESTMENT HOLDINGS, INC., ARAHOVA COMMUNICATIONS, INC., and ADELPHIA CALIFORNIA CABLEVISION, LLC, as Borrowers, the Guarantors party thereto, JPMORGAN CHASE BANK, as Administrative Agent, CITICORP USA, INC., as Syndication Agent, J.P. MORGAN SECURITIES INC. and SALOMON SMITH BARNEY INC., as Joint Bookrunners and Co-Lead Arrangers, CITICORP USA, INC., as Collateral Agent, WACHOVIA BANK, N.A., as Co-Syndication Agent, and THE BANK OF NOVA SCOTIA, FLEET NATIONAL BANK, BANK OF AMERICA, N.A. and GENERAL ELECTRIC CAPITAL CORPORATION, as Co-Documentation Agents.

W I T N E S S E T H :

WHEREAS, the parties hereto desire to amend the DIP Credit Agreement as set forth herein;

NOW, THEREFORE, the parties hereto agree as follows:

Section 1. Definitions; References. Unless otherwise specifically defined herein, each capitalized term used herein which is defined in the DIP Credit Agreement (as amended hereby) shall have the meaning assigned to such term in the DIP Credit Agreement (as amended hereby). Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after the date of effectiveness of this Amendment, refer to the DIP Credit Agreement as amended hereby.

Section 2. Deletion of Chief Restructuring Officer Requirement; Employment of Senior Management. Section 5.09 of the DIP Credit Agreement is hereby amended to read in its entirety as follows:

“Section 5.09. Management. The Borrowers will at all times continue to employ William T. Schleyer as CEO, or a successor CEO or senior executive that, in each case, is reasonably acceptable to the Co-Lead Arrangers.”

Section 3. Provisions Regarding Investments and Intercompany Advances.

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(a) Section 6.10(a)(v) of the DIP Credit Agreement is hereby amended to read in its entirety as follows: “(v) [intentionally omitted],”.

(b) Section 6.10(a)(vi) of the DIP Credit Agreement is hereby amended to read in its entirety as follows:

“(vi) Investments not otherwise permitted by the foregoing clauses in an aggregate amount not to exceed $10,000,000; provided that any Investments consisting of loans or advances to any Person (other than a Loan Party) that is engaged in the cable business and whose assets are managed by a Loan Party will be permitted under this clause (vi) only if (1) the aggregate amount of such Investments does not exceed $2,000,000, (2) the proceeds of any such Investment are used by the recipient thereof solely for working capital purposes and (3) the Loan Party that has made such Investment will use its commercially reasonable efforts to cause any such Investment to be secured by assets of the recipient of the proceeds thereof,”.

(c) Section 6.10(a)(ix) is hereby amended to delete the following lead-in phrase thereof: “prior to the Covenant Addendum Date,”.

Section 4. Provisions Regarding Delivery of Financial Statements, Reports, Etc.

(a) Extended Time Period for Delivery of 2002 Financial Statements. Section 5.01(a)(x) of the DIP Credit Agreement is hereby amended to replace the phrase “(or, in the case of the 2002 fiscal year, no later than July 1, 2003)” contained in the second line thereof with the phrase “(but, in the case of the 2002 fiscal year, no later than October 15, 2003)”.

(b) Delivery of Additional Documents. Section 5.01 of the DIP Credit Agreement is hereby amended (i) to re-letter subsections (p) and (q) thereof as subsections (q) and (r), respectively, and (ii) to add a new subsection (p) that reads in its entirety as follows:

“(p) (i) no later than October 15, 2003, (A) a statement of financial affairs as required by Rule 1007 of the Federal Rules of Bankruptcy Procedures, (B) an annotated schedule of pre-petition intercompany accounts and (C) a draft business plan for the 5-year period starting on January 1, 2004, in each case (x) with respect to the Loan Parties and, as relevant, each Borrower and its Borrower Group and (y) in form and substance reasonably acceptable to the Co-Lead Arrangers and (ii) no later than December 31, 2003, a draft plan of reorganization and a draft disclosure statement under chapter 11 of the Bankruptcy Code (x) with respect to the Loan Parties and, as relevant, each Borrower and its Borrower Group and (y) in form and substance reasonably acceptable to the Initial Majority DIP Lenders;”.

2

Section 5. Deletion of Monthly Usage Limit Condition. Subsection (g) of Section 4.03 of the DIP Credit Agreement is hereby deleted in its entirety, and subsections (h), (i) and (j) of Section 4.03 are hereby re-lettered as (g), (h) and (i), respectively. In addition, the definition of “Monthly Usage Limit” is hereby deleted from Article 1 of the DIP Credit Agreement.

Section 6. GOVERNING LAW. THIS AMENDMENT SHALL IN ALL RESPECTS BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE AND THE BANKRUPTCY CODE.

Section 7. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received duly executed counterparts hereof signed by the Loan Parties and the Required DIP Lenders. In the case of any party as to which an executed counterpart shall not have been received, the Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party. The Administrative Agent shall promptly notify the Loan Parties and the DIP Lenders of the effectiveness of this Amendment, and such notice shall be conclusive and binding on all parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

JPMORGAN CHASE BANK

By:	/s/ William A. Austin
Name: William A. Austin
Title: Vice President

CITICORP USA, INC.

By:	/s/ Michael Schadt
Name: Michael Schadt
Title: Vice President

WACHOVIA BANK, N.A.

By:	/s/ Helen Wessling
Name: Helen Wessling
Title: Managing Director

THE BANK OF NOVA SCOTIA

By:	/s/ Christopher Usas
Name: Christopher Usas
Title: Director

FLEET NATIONAL BANK

By:	/s/ Judith A. Huckins
Name: Judith A. Huckins
Title: Authorized Officer

BANK OF AMERICA, N.A.

By:	/s/ William E. Livingstone, IV
Name: William E. Livingstone, IV
Title: Managing Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Christopher Cox
Name: Christopher Cox
Title: Duly Authorized Signatory

THE TRAVELERS INSURANCE COMPANY

By:
Name:
Title:

BANK OF MONTREAL

By:
Name:
Title:

CALPERS

By:
Name:
Title:

CREDIT LYONNAIS NEW YORK

By:
Name:
Title:

THE FOOTHILL GROUP, INC.

By:	/s/ Sean T. Dixon
Name: Sean T. Dixon
Title: Vice President

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ James Morgan
Name: James Morgan
Title: Vice President

SUMITOMO MITSUI BANKING CORPORATION

By:
Name:
Title:

BAYERISHE HYPO UND VEREINSBANK AG, NEW YORK BRANCH

By:
Name:
Title:

By:
Name:
Title:

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:
Name:
Title:

EATON VANCE CDO III, LTD.

By:	Eaton Vance Management as Investment Advisor

By:
Name:
Title:

EATON VANCE CDO IV, LTD.

By:	Eaton Vance Management as Investment Advisor

By:
Name:
Title:

COSTANTINUS EATON VANCE CDO V, LTD.

By:	Eaton Vance Management as Investment Advisor

By:
Name:
Title:

SPCP GROUP LLC

By:
Name:
Title:

SUNAMERICA SENIOR FLOATING RATE FUND INC.

By:	Stanfield Capital Partners LLC as its subadvisor

By:
Name:
Title:

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Name:
Title:

AURM CLO 2002-1 LTD.

By:	Stein Roe & Farnham Incorporated, as Investment Manager

By:
Name:
Title:`

AIM FLOATING RATE FUND

By:	INVESCO Senior Secured Management, Inc. as Attorney in Fact

By:
Name:
Title:

CHARTER VIEW PORTFOLIO

By:	INVESCO Senior Secured Management, Inc. as Investment Advisor

By:
Name:
Title:

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	INVESCO Senior Secured Management, Inc. as Investment Adviser

By:
Name:
Title:

TCW SELECT LOAN FUND, LIMITED

By:	TCW Advisors, Inc., as its Collateral Manager

By:
Name:
Title:

By:
Name:
Title:

C-SQUARED CDO LTD.

By:	TCW Advisors, Inc., as its Portfolio Manager

By:
Name:
Title:

SRF 2000 LLC

By:	/s/ Ann E. Morris
Name: Ann E. Morris
Title: Assistant Vice President

SRF TRADING, INC.

By:	/s/ Ann E. Morris
Name: Ann E. Morris
Title: Assistant Vice President

CARLYLE HIGH YIELD PARTNERS IV, LTD.

By:
Name:
Title:

FLAGSHIP CLO II

By:
Name:
Title:

AIG SUNAMERICA LIFE ASSURANCE COMPANY (dba ANCHOR NATIONAL LIFE INSURANCE COMPANY)

By:
Name:
Title:

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND (161)

By:
Name:
Title:

GOLDMAN SACHS CREDIT PARTNERS L.P.

By:
Name:
Title:

REGIMENT CAPITAL, LTD
By:	Regiment Capital Management, LLC as its Investment Advisor

By:	Regiment Capital Advisors, LLC its Manager and Pursuant to delegated authority

By:
Name:
Title:

PRESIDENT & FELLOWS OF HARVARD COLLEGE
By:	Regiment Capital Management, LLC as its Investment Advisor

By:	Regiment Capital Advisors, LLC its Manager and Pursuant to delegated authority

By:
Name:
Title:

LIBERTYVIEW FUNDS, L.P.

By:
Name:
Title:

LONG LANDE MASTER TRUST IV
By:	Fleet National Bank as Trust Administrator

By:
Name:
Title:

AIMCO CLO, SERIES 2001-A

By:
Name:
Title:

ALLSTATE LIFE INSURANCE COMPANY

By:
Name:
Title:

PROTECTIVE LIFE INSURANCE COMPANY

By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

GLENEAGLES TRADING LLC

By:	/s/ Ann E. Morris
Name: Ann E. Morris
Title: Assistant Vice President

HIGHLAND LOAN FUNDING V LTD
By:	Highland Capital Management, L.P. as Collateral Manager

By:	/s/ Todd Travers
Name: Todd Travers
Title: Senior Portfolio Manager

CALIFORNIA PUBLIC EMPLOYEES’ RETIREMENT SYSTEM
By:	Highland Capital Management, L.P. as Authorized Representatives of the Board

By:	/s/ Todd Travers
Name: Todd Travers
Title: Senior Portfolio Manager

ING PRIME RATE TRUST
By:	ING Investments, LLC as its investment manager

By:
Name:
Title:

ING SENIOR INCOME FUND
By:	NG Investments, LLC as its investment manager

By:
Name:
Title:

INDOSUEZ CAPITAL FUNDING VI, LIMITED
By:	Indosuez Capital as Collateral Manager

By:
Name:
Title:

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By:	David L. Babson & Company Inc., as Investment Adviser

By:
Name:
Title:

MAPLEWOOD (CAYMAN) LIMITED
By:	David L. Babson & Company Inc., under delegated authority from Massachusetts Mutual Life Insurance Company as Investment Manager

By:
Name:
Title:

BLACK DIAMOND INTERNATIONAL FUNDING, LTD.

By:
Name:
Title:

BRYN MAWR CLO, LTD.
By:	Deerfield Capital Management LLC as its Collateral Manager

By:
Name:
Title:

GULF STREAM CDO 2002-I
By:	Gulf Stream Asset Management, LLC as Collateral Manager

By:
Name:
Title:

STANWICH LOAN FUNDING LLC

By:
Name:
Title:

RIVIERA FUNDING LLC

By:
Name:
Title:

ATRIUM CDO

By:
Name:
Title:

CSAM FUNDING II

By:
Name:
Title:

TORONTO DOMINION (TEXAS), INC.

By:
Name:
Title:

NOMURA BOND & LOAN FUND
By:	UFJ Trust Company of New York as Trustee
By:	Nomura Corporate Research and Asset Management, Inc., Attorney in Fact

By:
Name:
Title:

CLYDESDALE CLO 2001-1, LTD
By:	Nomura Corporate Research and Asset Management, Inc., as Collateral Manager

By:
Name:
Title:

IMPERIAL CREDIT ASSET MANAGEMENT

By:
Name:
Title:

CITIBANK, N.A.

By:
Name:
Title:

ACC CABLE COMMUNICATIONS FL-VA, LLC

By:	ACC Cable Holdings VA, Inc., its sole member

ACC CABLE HOLDINGS VA, INC.

ACC HOLDINGS II, LLC

By:	ACC Operations, Inc., its sole member

ACC INVESTMENT HOLDINGS, INC.

ACC OPERATIONS, INC.

ACC TELECOMMUNICATIONS HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC TELECOMMUNICATIONS OF VIRGINIA LLC

By:	ACC Telecommunications Holdings LLC, its sole member
By:	ACC Operations, Inc., its sole member

ACC-AMN HOLDINGS LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA ACQUISITION SUBSIDIARY, INC.

ADELPHIA ARIZONA, INC.

ADELPHIA BLAIRSVILLE, LLC

By:	Century Communications Corp., its sole member
ADELPHIA CABLE PARTNERS, L.P.

By:	Olympus Cable Holdings, LLC, its Managing General Partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION ASSOCIATES, L.P.

By:	Chelsea Communications, Inc., its general partner

ADELPHIA CABLEVISION CORP.

ADELPHIA CABLEVISION OF BOCA RATON, LLC

By:	Adelphia Cablevision Corp.,its sole member

ADELPHIA CABLEVISION OF FONTANA LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF INLAND EMPIRE, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF THE KENNEBUNKS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF NEW YORK, INC.

ADELPHIA CABLEVISION OF NEWPORT BEACH, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY, LLC

By:	Ft. Myers Cablevision, LLC, its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CABLEVISION OF ORANGE COUNTY II, LLC

By:	Mickelson Media, Inc., its sole member

ADELPHIA CABLEVISION OF SAN BERNADINO, LLC

By:	Clear Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SANTA ANA, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF SEAL BEACH, LLC

By:	Manchester Cablevision, Inc., its sole member

ADELPHIA CABLEVISION OF SIMI VALLEY, LLC

By:	UCA, LLC, its sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH III, LLC

By:	Century New Mexico Cable Television Corp., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH IV, LLC

By:	Sentinel Communications of Muncie, Indiana, Inc., its sole member

ADELPHIA CABLEVISION OF WEST PALM BEACH V, LLC

By:	Huntington CATV, Inc., its sole member

ADELPHIA CALIFORNIA CABLEVISION, LLC
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

ADELPHIA CENTRAL PENNSYLVANIA, LLC

By:	National Cable Acquisition Associates, L.P., its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general Partner

ADELPHIA CLEVELAND, LLC

By:	Adelphia of the Midwest, Inc., its sole member

ADELPHIA COMMUNICATIONS CORPORATION

ADELPHIA COMMUNICATIONS OF CALIFORNIA, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA II, LLC

By:	Adelphia Cablevision Corp., its sole member

ADELPHIA COMMUNICATIONS OF CALIFORNIA III, LLC

By:	FrontierVision, its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, L.L.C., its general partner
By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS INTERNATIONAL, INC. ADELPHIA COMPANY OF WESTERN CONNECTICUT ADELPHIA GENERAL HOLDINGS III, INC. ADELPHIA GS CABLE, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its sole member

ADELPHIA GP HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HARBOR CENTER HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA HOLDINGS 2001, LLC

By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., it sole member
By:	ACC Operations, Inc., its managing partner

ADELPHIA INTERNATIONAL II, LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA INTERNATIONAL III LLC

By:	ACC Operations, Inc., its member
By:	Adelphia Communications International, Inc., its member

ADELPHIA OF THE MIDWEST, INC. ADELPHIA MOBILE PHONES ADELPHIA PINELLAS COUNTY, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

ADELPHIA PRESTIGE CABLEVISION, LLC

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

ADELPHIA TELECOMMUNICATIONS, INC. ADELPHIA TELECOMMUNICATIONS OF FLORIDA, INC. ADELPHIA WELLSVILLE, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA WESTERN NEW YORK HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

ADELPHIA COMMUNICATIONS, INC. ARAHOVA HOLDINGS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

BADGER HOLDING CORPORATION

BETTER TV, INC. OF BENNINGTON

BLACKSBURG/SALEM CABLEVISION, INC.

BRAZAS COMMUNICATIONS, INC.

BUENAVISION TELECOMMUNICATIONS, INC.

CABLE SENRY CORPORATION

CALIFORNIA AD SALES, LLC

By:	Ft. Myers Cablevision, L.L.C., its sole member
By:	Ft. Myers Acquisition Limited Partnership, its sole member
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

CCC-III, INC. CCC-INDIANA, INC.

CCH INDIANA, L.P.

By:	CCC-Indiana, its general partner

CDA CABLE, INC.

CENTURY ADVERTISING, INC.

CENTURY ALABAMA CORP

CENTURY ALABAMA HOLDING CORP.

CENTURY AUSTRALIA COMMUNICATIONS CORP.

CENTURY BERKSHIRE CABLE CORP.

CENTURY CABLE HOLDINGS, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY CABLE HOLDING CORP.

CENTURY CABLE MANAGEMENT CORPORATION

CENTURY CABLE OF SOUTHERN CALIFORNIA

CENTURY CABLEVISION HOLDINGS, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

CENTURY CAROLINA CORP.

CENTURY COLORADO SPRINGS CORP.

CENTURY COLORADO SPRINGS PARTNERSHIP

By:	Paragon Cable Television Inc., a general partner

CENTURY COMMUNICATIONS CORP.

CENTURY CULLMAN CORP.

CENTURY ENTERPRISE CABLE CORP.

CENTURY EXCHANGE, LLC

By:	Century Cable Holding Corp., its sole member

CENTURY FEDERAL, INC.

CENTURY GRANITE CABLE TELEVISION CORP.

CENTURY HUNTINGTON COMPANY

CENTURY INDIANA CORP.

CENTURY ISLAND ASSOCIATES, INC.

CENTURY ISLAND CABLE TELEVISION CORP.

CENTURY INVESTMENT HOLDING CORP.

CENTURY INVESTORS, INC.

CENTURY KANSAS CABLE TELEVISION CORP.

CENTURY LYKENS CABLE CORP.

CENTURY MENDOCINO CABLE TELEVISION, INC.

CENTURY MISSISSIPPI CORP.

CENTURY MOUNTAIN CORP.

CENTURY NEW MEXICO CABLE CORP.

CENTURY NORWICH CORP.

CENTURY OHIO CABLE TELEVISION CORP.

CENTURY OREGON CABLE CORP.

CENTURY PACIFIC CABLE TV, INC.

CENTURY PROGRAMMING, INC.

CENTURY REALTY CORP.

CENTURY SHASTA CABLE TELEVISION CORP.

CENTURY SOUTHWEST COLORADO CABLE TELEVISION CORP.

CENTURY-TCI CALIFORNIA COMMUNICATIONS, L.P.

By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI CALIFORNIA, L.P.
By:	Century-TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY-TCI HOLDINGS, LLC
By:	Century-TCI California Communications, L.P., its general partner
By:	Century Exchange LLC, its general partner
By:	Century Cable Holding Corp., its sole member
CENTURY TRINIDAD CABLE TELEVISION CORP.
CENTURY VIRGINIA CORP. CENTURY VOICE AND DATA COMMUNICATIONS, INC. CENTURY WARRICK CABLE CORP.

CENTURY WASHINGTON CABLE TELEVISION, INC. CENTURY WYOMING CABLE TELEVISION CORP. CHELSEA COMMUNICATIONS, INC. CHELSEA COMMUNICATIONS, LLC

By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CHESTNUT STREET SERVICES, LLC

By:	ACC Operations, Inc., its sole member
CLEAR CABLEVISION, INC. CMA CABLEVISION ASSOCIATES VII, L.P.

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CMA CABLEVISION ASSOCIATES XI, LIMITED PARTNERSHIP

By:	Tele-Media Company of Tri-States, L.P., its general partner
By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its managing general partner
CORAL SECURITY, INC. COWLITZ CABLEVISION, INC.

CP-MDU I LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
CP-MDU II LLC
By:	Adelphia California Cablevision, L.L.C., its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
E.& E. CABLE SERVICE, INC. EASTERN VIRGINIA CABLEVISION HOLDINGS, LLC
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner
EASTERN VIRGINIA CABLEVISION, L.P.
By:	TMC Holdings Corporation, its general partner
EMPIRE SPORTS NETWORK, L.P.
By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FAE CABLE MANAGEMENT CORP. FOP INDIANA, L.P.
By:	FrontierVision Cable New England, Inc., its general partner

FRONTIERVISION ACCESS PARTNERS, LLC
By:	FrontierVision Operating Partners, L.P., its sole member
By:	FrontierVision Holdings, L.P., its general partner
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIER VISION CABLE NEW ENGLAND, INC.
FRONTIERVISION CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL CORPORATION
FRONTIERVISION HOLDINGS CAPITAL II CORPORATION
FRONTIERVISION HOLDINGS L.L.C.
By:	FrontierVision Partners, L.P., its sole member
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member
FRONTIERVISION HOLDINGS L.P.
By:	FrontierVision Partners, L.P., its general partner
By:	Adelphia GP Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.L.C.

By:   FrontierVision Holdings, L.P., its sole member

By:   FrontierVision Partners, L.P., its general partner

By:   Adelphia GP Holdings, LLC, its general partner

By:   ACC Operations, Inc., its sole member

FRONTIERVISION OPERATING PARTNERS L.P.

By:   FrontierVision Holdings, L.P., its general partner

By:   FrontierVision Partners, L.P., its general partner

By:   Adelphia GP Holdings, LLC, its general partner

By:   ACC Operations, Inc., its sole member

FT. MYERS ACQUISITION LIMITED PARTNERSHIP

By:   Olympus Communications, L.P., its general partner

By:   ACC Operations, Inc., its managing general partner

FT. MYERS CABLEVISION, LLC

By:   Ft. Myers Acquisition Limited Partnership, its sole member

By:   Olympus Communications, L.P., its general partner

By:   ACC Operations, Inc., its managing general partner

GENESIS CABLE COMMUNICATIONS SUBSIDIARY, L.L.C.

By:   ACC Cable Communications FL-VA, LLC, its sole member

By:   ACC Cable Holdings VA, Inc., its sole member

GLOBAL ACQUISITION PARTNERS, L.P.

By:   Global Cablevision II, LLC, its general partner

By:   Olympus Communications, L.P., its sole member

By:   ACC Operations, Inc., its managing general partner

GLOBAL CABLEVISION II, LLC

By:   Olympus Communications, L.P., its sole member

By:   ACC Operations, Inc., its managing partner

THE GOLF CLUB AT WENDING CREEK FARMS, LLC

By:   ACC Operations, Inc., its sole member

GRAFTON CABLE COMPANY

GS CABLE LLC

By:   Adelphia GS Cable, LLC, its sole member

By:   Olympus Cable Holdings, LLC, its sole member

By:   Olympus Subsidiary, LLC, its sole member

By:   Olympus Communications, L.P., its sole member

By:   ACC Operations, Inc., its managing general partner

GS TELECOMMUNICATIONS LLC

By:   GS Cable, LLC, its sole member

By:   Adelphia GS Cable, LLC, its sole member

By:   Olympus Cable Holdings, LLC, its sole member

By:   Olympus Subsidiary, LLC, its sole member

By:   Olympus Communications, L.P., its sole member

By:   ACC Operations, Inc., its managing general partner

HARRON CABLEVISION OF NEW HAMPSHIRE, INC.

HUNTINGTON CATV, INC.

IMPERIAL VALLEY CABLEVISION, INC.

KALAMAZOO COUNTY CABLEVISION, INC.

KEY BISCAYNE CABLEVISION

By:	Adelphia Cable Partners, LP, a general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By: By:	Olympus Subsidiary, LLC, its sole member Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

KOOTENAI CABLE, INC.

LAKE CHAMPLAIN CABLE TELEVISION CORPORATION

LEADERSHIP ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

LOUISA CABLEVISION, INC.

MANCHESTER CABLEVISION, INC

MARTHA’S VINEYARD CABLEVISION, L.P.

By:	Century Cable Holdings, LLC, its general partner
By:	Century Cable Holding Corp., its sole member

MERCURY COMMUNICATIONS, INC.

MICKELSON MEDIA, INC.

MICKELSON MEDIA OF FLORIDA, INC.

MONUMENT COLORADO CABLEVISION, INC.
MOUNTAIN CABLE COMMUNICATIONS CORPORATION MOUNTAIN CABLE COMPANY, L.P.
By:	Pericles Communications Corporation, its managing general partner

MONTGOMERY CABLEVISION, INC. MT. LEBANON CABLEVISION, INC. MULTI-CHANNEL T.V. CABLE COMPANY NATIONAL CABLE ACQUISITION ASSOCIATES, L.P.
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CABLE HOLDINGS, LLC
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS CAPITAL CORPORATION OLYMPUS COMMUNICATIONS HOLDINGS, L.L.C.
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner
OLYMPUS COMMUNICATIONS, L.P.
By:	ACC Operations, Inc., its managing general partner

OLYMPUS SUBSIDIARY, LLC

By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

OWENSBORO-BRUNSWICK, INC.

OWENSBORO INDIANA, L.P.

By:	Century Granite Cable Television Corp., its general partner

OWENSBORO ON THE AIR, INC.

PAGE TIME, INC.

PARAGON CABLE TELEVISION INC.

PARAGON CABLEVISION CONSTRUCTION CORPORATION

PARAGON CABLEVISION MANAGEMENT CORPORATION

PARNASSOS COMMUNICATIONS, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS HOLDINGS, LLC

By:	Parnassos Communications, L.P., its sole member
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PARNASSOS, L.P.

By:	Parnassos Communications, L.P., its general partner
By:	Adelphia Western New York Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

PERICLES COMMUNICATIONS CORPORATION

PULLMAN TV CABLE CO., INC.

RENTAVISION OF BRUNSWICK, INC.

RICHMOND CABLE TELEVISION CORPORATION

RIGPAL COMMUNICATIONS, INC.

ROBINSON/PLUM CABLEVISION

By:	Olympus Subsidiary, LLC, its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SABRES, INC.

SCRANTON CABLEVISION, INC.

SENTINEL COMMUNICATIONS OF MUNCIE, INDIANA, INC.

SOUTHEAST FLORIDA CABLE, INC.

SOUTHWEST COLORADO CABLE, INC.

SOUTHWEST VIRGINIA CABLE, INC.

S/T CABLE CORPORATION

STAR CABLE INC.

STARPOINT, LIMITED PARTNERSHIP

By:	West Boca Acquisition Limited Partnership, its general partner
By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

SVHH CABLE ACQUISITION, L.P.

By:	SVhh Holdings, LLC, its general partner
By:	ACC Operations, Inc., its sole member

SVHH HOLDINGS, LLC

By:	ACC Operations, Inc., its sole member

TELE-MEDIA COMPANY OF HOPEWELL-PRINCE GEORGE

By:	Eastern Virginia Cablevision Holdings, LLC, its managing general partner
By:	Eastern Virginia Cablevision, L.P., its sole member
By:	TMC Holdings Corporation, its general partner

TELE-MEDIA COMPANY OF TRI-STATES L.P.

By:	Tri-States, L.L.C., its general partner
By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

TELE-MEDIA INVESTMENT PARTNERSHIP, L.P.

By:	National Cable Acquisition Associates, L.P., a general partner
By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

TELESAT ACQUISITION, LLC

By:	Arahova Holdings, LLC, its sole member
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TELESTAT ACQUISITION LIMITED PARTNERSHIP

By:	Olympus Communications, L.P., its general partner
By:	ACC Operations, Inc., its managing general partner

THE MAIN INTERNETWORKS, INC. THE WESTOVER T.V. CABLE CO., INCORPORATED THREE RIVERS CABLE ASSOCIATES, L.P.

By:	Chelsea Communications, LLC, a general partner
By:	Olympus Cable Holdings, LLC, its sole member
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

And By: Mt. Lebanon Cablevision, Inc., a general partner

TIMOTHEOS COMMUNICATIONS, L.P.

By:	Olympus Communications Holdings, L.L.C., its general partner
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

TMC HOLDINGS CORPORATION

TMC HOLDINGS, LLC TRI-STATES, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

UCA LLC

By:	ACC Operations, Inc., its sole member

U.S. TELE-MEDIA INVESTMENT COMPANY UPPER ST. CLAIR CABLEVISION, INC. VALLEY VIDEO, INC. VAN BUREN COUNTY CABLEVISION, INC. WARRICK CABLEVISION, INC. WARRICK INDIANA, L.P.

By:	CCC-III, Inc., its general partner

WELLSVILLE CABLEVISION, L.L.C.

By:	Century Cable Holdings, LLC, its sole member
By:	Century Cable Holding Corp., its sole member

WEST BOCA ACQUISITION LIMITED PARTNERSHIP

By:	Adelphia Cable Partners, L.P., its general partner
By:	Olympus Cable Holdings, LLC, its managing general partner
By:	Olympus Subsidiary, LLC, its sole member
By:	Olympus Communications, L.P., its sole member
By:	ACC Operations, Inc., its managing general partner

WESTERN NY CABLEVISION, L.P.

By:	Adelphia Western New York Holdings, LLC, its general partner

By:	ACC Operations, Inc, its sole member

WESTVIEW SECURITY, INC.

WILDERNESS CABLE COMPANY YOUNG’S CABLE TV CORP. YUMA CABLEVISION, INC.

By:	/s/ William T. Schleyer
	Name:	William T. Schleyer
	Title:	Chief Executive Officer